MUNIYIELD INSURED FUND, INC.

FILE # 811-6540

ATTACHMENT 77O

TRADE DATE	DESCRIPTION OF SECURITY	ISSUE SIZE	AMOUNT PURCHASED	LIST OF UNDERWRITERS
11/5/2004	NYC GO 5% 11/1/34	1,161,950,000	12,600,000

Morgan Stanley

Bear Stearns

Citigroup

UBS Financial

MR Beal & Co.

First Albany Capital

Goldman Sachs

JP Morgan

Lehman Brothers

Merrill Lynch

Ramirez & Co.

Roosevelt & Cross

AG Edwards & Sons

Advest

Apex Pryor

CIBC World Markets

Commerce Capital Markets

Banc of America

RBC Dain Rauscher

Jackson Securities

Janney Montgomery

Legg Mason Wood Walker

Loop Capital Markets

Popular Securities

Prager, Sealy & Co.

Raymond James & Assoc.

Wachovia

11/10/2004	City of Atlanta Airport 5% 1/1/34	364,325,000	12,000,000	Merrill Lynch Jackson Securities SunTrust Capital Markets AG Edwards & Sons Advest Backstrom Mccarley Berry & Co. Harvestons Securities Malachi Group
11/23/2004	NYC Muni Water Fin Auth 5% 6/15/36	935,480,000	25,000,000

Goldman Sachs

First Albany

Merrill Lynch

UBS Financial Services

Bear Stearns

Citigroup

JP Morgan

Siebert Brandford Shank & Co.

Banc of America

MR Beal & Co.

RBC Dain Rauscher

Edwards & Sons

First American Municipals

Raymond James & Assoc.

Roosevelt & Cross

Wachovia

Goldman

12/2/2004	Empire St. Dev Corp NY 5% 3/15/29	542,285,000	7,000,000

Morgan Stanley

Bear Stearns

Citigroup

UBS Financial

MR Beal & Co.

First Albany Capital

Goldman Sachs

JP Morgan

Lehman Brothers

Merrill Lynch

Ramirez & Co.

Roosevelt & Cross

AG Edwards & Sons

Advest

CIBC World Markets

Banc of America

Jackson Securities

Raymond James & Assoc.

Siebert Brandford Shank & Co.

12/13/2004	NYC GO 5% 12/1/33	1,148,265,000	2,500,000

UBS Financial

Bear Stearns

Morgan Stanley

Citigroup

MR Beal & Co.

First Albany Capital

Goldman Sachs

JP Morgan

Lehman Brothers

Merrill Lynch

Ramirez & Co.

Roosevelt

Advest

Apex Pryor Securities

Banc of America

CIBC World Markets

Commerce Capital Markets

RBC Dain Rauscher

AG Edwards & Sons

Jackson Securities

Janney Montgomery

Legg Mason Wood Walker

Loop Capital Markets

Popular Securities

Prager, Sealy & Co.

Raymond James & Assoc.

Wachovia

2/4/2005	NYS Dorm Authority Mental Health 5% 8/15/16	664,290,000	3,000,000	UBS Financial Bear Stearns JP Morgan Morgan Stanley AG Edwards Cain Brothers CIBC World Markets Merrill Lynch Prager, Sealy, & Co. RBC Dain Rauscher Roosevelt & Cross
3/3/2005	Central Puget Sound 5% 11/1/30	422,815,000	16,150,000	Citigroup Lehman Merrill Lynch & Co. UBS Financial Services Banc of America Siebert Brandford Shank
3/3/2005	NYC Water & Sewer System 5% 6/15/28	582,915,000	8,000,000

AG Edwards & Sons

Banc of America

Bear Stearns

Citigroup

First Albany Capital

Goldman Sachs

CIBC World Markets

First American Municipals

JP Morgan

Lehman Brothers

Merrill Lynch

Morgan Stanley

MR Beal & Co.

Raymond James & Assoc.

RBC Dain Rauscher

Roosevelt & Cross

Siebert Brandford Shank & Co.

UBS Financial

Wachovia

3/16/2005	NY State Thruway Authority 5% 1/1/30	624,570,000	5,000,000	Citigroup UBS Financial Merrill Lynch Bear Stearns Advest Banc of America CIBC World Markets First Albany Capital Jackson Securities Raymond James & Assoc.
3/28/2005	Puerto Rico Electric Power Auth 5% 7/1/27	993,450,000	3,045,000	JP Morgan Merrill Lynch Morgan Stanley Banc of America Citigroup Goldman Sachs Lehman Brothers Raymond James & Assoc. Ramirez & Co. UBS Financial Services Wachovia Bank
3/31/2005	Metropolitan Washington Airport 5% 10/1/35	339,775,000	18,500,000	Bear Stearns Banc of America Ferris, Baker Watts Lehman Brothers Merrill Lynch Morgan Keegan MR Beal & Co. Raymond James & Assoc. Siebert Brandford Shank & CO. UBS Financial
4/15/2005	City of NY GO 5% 4/1/30	857,130,000	20,000,000

Morgan Stanley

Bear Stearns

Citigroup

UBS Financial

MR Beal & Co.

First Albany Capital

Goldman Sachs

JP Morgan

Lehman Brothers

Merrill Lynch

Ramirez & Co.

Roosevelt & Cross

AG Edwards & Sons

Advest

Apex Pryor

America Securities

RBC Dain Rauscher

Jackson Securities

Janney Montgomery

Legg Mason Wood Walker

Loop Capital Markets

Popular Securities

Prager, Sealy & Co.

Raymond James & Assoc.

Wachovia

4/19/2005	Philadelphia PA Water & Sewer 5% 7/1/35	250,000,000	3,500,000	Siebert Brandford Shank & Co Merrill Lynch UBS Financial Cabrera Capital Markets Citigroup Morgan Stanley ND Meyer & Co.
4/21/2005	State of Oregon Dept. of Admin Srvs. 5% 5/1/30	92,470,000	8,445,000	Banc of America Citigroup Merrill Lynch Siebert Brandford Shank & Co. UBS Financial